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                                                                   EXHIBIT 10.10

                               FIRST AMENDMENT TO
    SECOND AMENDED AND RESTATED WAREHOUSE REVOLVING CREDIT FACILITY AGREEMENT

         THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED WAREHOUSE REVOLVING CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of July 28, 2003 and amends in certain respects the Second Amended and Restated Warehouse Revolving Credit Facility Agreement dated as of August 31, 2001 (as amended, the "Credit Agreement"), among MARLIN LEASING CORPORATION (the "Borrower"), each of the financial institutions that is or pursuant to the terms thereof may become a party thereto as lender (individually, a "Lender", and collectively, the "Lenders") and NATIONAL CITY BANK, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Lenders and the Agent wish to extend the Commitment Termination Date of the Credit Agreement for an additional two years;

         WHEREAS, given the Borrower's intention to pursue an initial public offering of its stock, the parties recognize the need to amend certain provisions of the Credit Agreement to make them applicable to a public reporting company; and

         WHEREAS, the parties hereto desire to effect such consent and amendments on the terms and subject to the conditions herein set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Borrower and the Lenders hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

         SECTION 2. Credit Agreement Amendments.

         (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) the definition of "Change of Control" is hereby amended by

                           (A) amending sub-paragraph (a) thereof by adding the
                  following at the end thereof: "and such Principals are not replaced by new personnel reasonably acceptable to the Majority Lenders within 90 days thereafter;"; and

                           (B) amending sub-paragraph (e) thereof by adding the
                  following at the end thereof: "(provided, however, that a Public Offering (as such term is defined in the Amended Articles) by the Borrower and transactions directly related thereto shall not constitute an Organic Change)".

         (b)      The definition of "Commitment Termination Date" in Section
1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Commitment Termination Date" - the earlier of (x) August 31, 2005 or such later date as shall be applicable pursuant to
                  Section 2.04 or (y) such other date as the Commitment shall terminate in accordance with this Agreement.

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         (c)      Section 2.04(a) of the Credit Agreement is hereby amended by deleting the reference to "August 31, 2003" in the second line thereof and replacing it with "August 31, 2005".

         (d) Section 4.02(e) of the Credit Agreement is hereby amended by deleting the reference to "December 31, 2000" in the second line thereof and replacing it with "December 31, 2002".

         (e) Section 5.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 5.15. Reporting Obligations as a Public Company. Notwithstanding anything in this Agreement to the contrary, Section 5.04(iii) of this Agreement shall cease to be effective so long as the
         Borrower: (a) is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and continues to comply with such requirements, and (b) promptly provides to each Person otherwise entitled to receive information pursuant to Section 5.04(iii) of this Agreement all reports and other materials as and when filed by the Borrower with the Securities and Exchange Commission pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended."

         (f) The Credit Agreement is hereby amended by adding the following as a new Section 5.17 (immediately after Section 5.16):

                  "Section 5.17. Confidentiality. The Agent and Lenders shall
         (i) use all documents and information received in connection with this Agreement solely in their capacity as a Lender under this Agreement,
         (ii) treat such documents and information as highly confidential and
         (iii) shall not disclose such documents or information to any other person or entity (other than employees of the Agent or Lenders who need to know such information in connection with the Loans and who are apprised of and bound by Agent's and Lender's duty of confidentiality and non-disclosure hereunder)."

         (g) Section 6.10(a)(iii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(iii) a Consolidated Tangible Net Worth of not less than the sum of (A) $30,000,000 plus (B) commencing with Consolidated Net Income for the quarter ending March 31, 2003, 75% of cumulative Consolidated Net Income (but not loss or deficit), less any dividends accrued on its Preferred Stock permitted by Section 7.07(b);"

         (h) Schedule 3.01(a) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.01(a) attached hereto.

         (i) Schedule 3.01(b) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.01(b) attached hereto.

         (j) Schedule 3.16 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.16 attached hereto.

         (k) Schedule 3.17 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.17 attached hereto. Borrower represents and warrants to Lender that the documents and transactions listed in items 13, 14, and 15 of Schedule 3.17 attached hereto constitute Indebtedness incurred by a Securitization Subsidiary in connection with a Securitization Program as permitted by Section 7.01(g) of the Credit Agreement, and all Liens granted thereby or pursuant thereto constitute Permitted Financing Security Interests permitted by Section 7.02(c)(ii) of the Credit Agreement.

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         (l)      Schedule 3.19 to the Credit Agreement is hereby deleted in its entirety and replaced with schedule 3.19 attached hereto.

         (m) Schedule 3.21 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.21 attached hereto.

         (n) Exhibit B to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

         (o) Except as specifically amended or modified above, all of the terms of the Credit Agreement shall remain unchanged and in full force and effect.

         SECTION 3. Effectiveness. The amendments and consents set forth in
Section 2 of this Amendment shall be conditioned upon (a) receipt by the Agent of counterparts of this Amendment executed by the Borrower and the Lenders and
(b) the fulfillment to the satisfaction of the Agent of each of the following conditions:

                  (i) The Borrower shall have delivered to the Agent in form and substance satisfactory to the Agent a Certificate of the Secretary or Assistant Secretary of the Borrower certifying (1) that all corporate action by the Borrower necessary to authorize the execution, delivery and performance of each of the Amendment Documents (as hereunder defined) to which it is a party and the transactions contemplated thereby has been taken and that such authorization has not been rescinded, limited or modified, (2) the incumbency (with specimen signatures) of the Authorized Officers of the Borrower, and (3) that all representations and warranties set forth in this Amendment are true and correct at and as of the date of the effectiveness of this Amendment.

                  (ii) The Agent shall have received such other instruments, agreements and documents as it shall reasonably require in connection with this Amendment and the matters referred to above.

                  (iii) All matters related to the financial condition, assets, liabilities and creditworthiness of the Borrower shall be satisfactory to the Agent and the Lenders, in their sole discretion.

         SECTION 4. Representations and Warranties. In order to induce the Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery of this Amendment and the other Amendment Documents (hereinafter defined):

         (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged and in which it proposes to be engaged.

         (b) The Borrower is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its failure to qualify could have a Material Adverse Effect.

         (c) The Borrower has the power to execute, deliver and perform this Amendment, any other agreements or documents being or to be executed and delivered in connection herewith (collectively the "Amendment Documents"). The Borrower has taken all necessary action (corporate or otherwise) to authorize the execution, delivery and performance of the Amendment Documents. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower), other than any such consent or approval a copy of which has been delivered to the Agent in form and substance satisfactory to the Agent, no filing with, action by, consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no filing with, action by, consent,

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license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or the validity, enforcement or priority, of the Amendment Documents.

         (d) The execution, delivery and performance by the Borrower of each of the Amendment Documents to which it is a party will not (i) violate or conflict with any provision of law or any rule or regulation, (ii) violate or conflict with any provision of the Amended Articles or by-laws of the Borrower,
(iii) violate or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which it is bound or any of its properties or assets are affected, or (iv) result in the imposition of any Lien of any nature whatsoever upon any of its properties or assets owned by or used in connection with the business of the Borrower, except for the Liens created and granted pursuant to the Security Documents.

         (e) This Amendment and each of the other Amendment Documents has been or will be duly executed and delivered by the Borrower, and when executed and delivered each will constitute the valid and legally binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by the availability of equitable remedies.

         (f) Neither the Borrower nor any of its Subsidiaries is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or by which any of the properties or assets owned by it or used in the conduct of its business is affected, and the Borrower and its Subsidiaries have complied and are in compliance with all applicable laws, ordinances and regulations, including, without limitation, Environmental Laws, in either case which default, or non-compliance with which laws, could have a Material Adverse Effect on the Borrower.

         (g) The Indebtedness under the Credit Agreement constitutes Senior Indebtedness under the ING Purchase Agreement, the Wachovia Purchase Agreement and the Wachovia II Purchase Agreement.

         (h) The Borrower is in full compliance with the terms and conditions of the Loan Documents, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on and as of the date of effectiveness of this Amendment, and, as of the date of effectiveness of this Amendment and after giving effect thereto and to the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

         (i) Neither the Financial Statements nor any certificate, opinion, or any other statement made or furnished in writing to the Agent or the Lenders by or on behalf of the Borrower in connection with this Amendment or the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

         (j) Any failure of any of the representations and warranties made by Borrower in this Amendment to be true and correct in all respects when made shall constitute an Event of Default under the Credit Agreement.

         SECTION 5. Outstanding Indebtedness. Borrower hereby acknowledges unconditionally that, as of the close of business on July 28, 2003, the outstanding principal balance of all Revolving Loans is $3,456,345.61. Borrower acknowledges and agrees that the foregoing balance of the Revolving Loans, together with accrued and unpaid interest thereon, is owing to Lender without claim, counterclaim, recoupment, defense or setoff of any kind.

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         SECTION 6. Reference to and Effect on Loan Documents.

         (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as otherwise expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, or the Agent under the Credit Agreement or any of the other Loan Documents, shall not constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents, nor shall it affect or diminish any Lender's or the Agent's rights to hereafter require strict performance of any provision of the Credit Agreement or any of the other Loan Documents.

         SECTION 7. Reaffirmation of Security Interest. The Borrower hereby reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, in each case after giving effect to the Credit Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Credit Agreement as amended by this Amendment. Each such reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

         SECTION 8. Further Assurances. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

         SECTION 9. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

         SECTION 11. Headings; Binding Effect. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. The provisions of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES TO FOLLOW]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                         BORROWER
                                         MARLIN LEASING CORPORATION

                                         By:____________________________________
                                             Name: Daniel P. Dyer
                                             Title: Chief Executive Officer

                                         LENDERS:

                                         NATIONAL CITY BANK

                                         By:____________________________________
                                             Name:
                                             Title:

                                         FIRSTRUST SAVINGS BANK

                                         By:____________________________________
                                            Name:
                                            Title:

                                         SOVEREIGN BANK

                                         By:____________________________________
                                            Name:
                                            Title:

                                         AGENT:

                                         NATIONAL CITY BANK, As Agent

                                         By:____________________________________
                                            Name:
                                            Title: